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                                                                    Exhibit 3.29

                                 STATE OF MAINE

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                      DEPARTMENT OF THE SECRETARY OF STATE

     I, THE SECRETARY OF STATE OF MAINE, CERTIFY that according to the provisions of the Constitution and Laws of the State of Maine, the Department of the Secretary of State is the legal custodian of the Great Seal of the State of Maine which is hereunto affixed and that the paper to which this is attached is a true copy from the records of this Department.

[SEAL]


                    IN TESTIMONY WHEREOF, I have caused the Great Seal of the State of Maine to be hereunto affixed. Given under my hand at Augusta, Maine, June 17, 2002.

                                         /s/ Dan Gwadosky
                                       ----------------------
                                            DAN GWADOSKY
                                         SECRETARY OF STATE

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     BUSINESS CORPORATION                  File No. 19952286 D Pages 3
                                           Fee Paid $ 105.00
        STATE OF MAINE                     DCN 1951221800035 ARTI
                                           ----------FILED----------
  ARTICLES OF INCORPORATION                      05/01/1995

                                                    /s/ Gary Cooper
                                               -------------------------
    (Check box only if applicable)             Deputy Secretary of State
/ / This is a professional service
    corporation formed pursuant to 13    A TRUE COPY WHEN ATTESTED BY SIGNATURE
    MRSA Chapter 22.
                                              ---------------------------
                                               Deputy Secretary of State

Pursuant to 13-A MRSA Section 403, the undersigned, acting as incorporator(s) of a corporation, adopt(s) the following Articles of Incorporation:

FIRST:    The name of the corporation is Data Destruction Services, Inc.
          and its principal business location in Maine is
          542 Elm Street, Biddeford, ME 04005
          ----------------------------------------------------------------------
           (physical location - street (not P.O. Box), city, state and zip code)

SECOND: The name of its Clerk, who must be a Maine resident, and the registered office shall be:

                                  David L. Galgay, Jr.
          ----------------------------------------------------------------------
                                         (name)

                      One Portland Square, Portland, Maine 04101
          ----------------------------------------------------------------------
          (physical location - street (not P.O. Box), city, state and zip code)

                       P.O. Box 586, Portland, Maine 04112-0586
          ----------------------------------------------------------------------
                       (mailing address if different from above)

THIRD:    ("X" one box only)

/X/ A. 1. The number of directors constituting the initial board of directors of the corporation is 3 (See Section 703.1.A.)

       2. If the initial directors have been selected, the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and shall qualify are:

                    NAME                              ADDRESS

                Not applicable
          -------------------------   ------------------------------------------

          -------------------------   ------------------------------------------

          -------------------------   ------------------------------------------

       3. The board of directors /X/ is / / is not authorized to increase or decrease the number of directors.

       4. If the board is so authorized, the minimum number, if any, shall be 3 directors, (See Section 703.I.A.) and the maximum number, if any, shall be 9 directors.

/ / B. There shall be no directors initially; the shares of the corporation will not be sold to more than twenty (20) persons; the business of the corporation will be managed by the shareholders. (See Section 701.2.) Not applicable.

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FOURTH:   ("X" one box only)

There shall be only one class of shares (title of class) common

Par value of each share (if none, so state) .01 Number of shares authorized 100,000

There shall be two or more classes of shares. The information required by
Section 403 concerning each such class is set out in Exhibit ___ attached hereto and made a part hereof.

                                     SUMMARY

The aggregate par value of all authorized shares (of all classes) HAVING A PAR VALUE is $ 1,000.00

The total number of authorized shares (of all classes) WITHOUT PAR VALUE is
- 0 - shares

FIFTH: ("X" one box only) Meetings of the shareholders /X/ may / / may not be held outside of the State of Maine.

SIXTH:    ("X" if applicable) /X/ There are no preemptive rights.

SEVENTH: Other provisions of these articles, if any, including provisions for the regulation of the internal affairs of the corporation, are set out in Exhibit A attached hereto and made a part hereof.

INCORPORATORS                                   DATED 5/1/95

/s/ Charles C. Soltan                           Street RFD #3, Box 70
-----------------------------------------             --------------------------
            (signature)                                   (residence address)

          Charles C. Soltan                          Winthrop, Maine 04364
-----------------------------------------       --------------------------------
         (type or print name)                      (city, state and zip code)

                                                Street
-----------------------------------------             --------------------------
            (signature)                                   (residence address)

-----------------------------------------       --------------------------------
         (type or print name)                      (city, state and zip code)

                                                Street
-----------------------------------------             --------------------------
            (signature)                                   (residence address)

-----------------------------------------       --------------------------------
         (type or print name)                      (city, state and zip code)

FOR CORPORATE INCORPORATORS*

Name of Corporate Incorporator
                               -------------------------------------------------

By                                           Street
   --------------------------------------          -----------------------------
          (signature of officer)                   (principal business location)

-----------------------------------------       --------------------------------
   (type or print name and capacity)               (city, state and zip code)

ARTICLES ARE TO BE EXECUTED AS FOLLOWS:
If a corporation is an incorporator (Section 402), the name of the corporation should be typed and signed on its behalf by an officer of the corporation. The articles of incorporation must be accompanied by a certificate of an appropriate officer of the corporation certifying that the person executing the articles on behalf of the corporation was duly authorized to do so.

SUBMIT COMPLETED FORMS TO: SECRETARY OF STATE, STATION #101, AUGUSTA,
                                             ME 04333-0101
                                  ATTN: CORPORATE EXAMINING SECTION
FORM NO. MBCA-6 REV. 91                   TEL. (207) 289-4195

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                                                                       EXHIBIT A

                          ADDITIONAL PROVISIONS OF THE
                            ARTICLES OF INCORPORATION

The following articles shall constitute additional provisions of the Articles of
Incorporation:

     EIGHTH: Pursuant to 13-A M.R.S.A. Section 517(2), the Corporation may make distributions to its shareholders from capital surplus.

     NINTH: Pursuant to 13-A M.R.S.A. Section 518(2), the Corporation may purchase its own shares from capital surplus.

     TENTH: Pursuant to 13-A M.R.S.A. Sections 601 and 611(2), and subject to any additional vote required by the Articles of Incorporation or by statute, any amendment of the Articles of Incorporation or the Bylaws of the Corporation shall require the affirmative vote of at least 70% of the outstanding shares of voting stock of the Corporation, voting as a single class.

     ELEVENTH: Pursuant to 13-A M.R.S.A. Section 622, the shareholders of the Corporation shall have the right to elect directors by cumulative voting.

     TWELFTH: Pursuant to 13-A M.R.S.A. Section 623, the record holders of the outstanding voting stock shall be entitled to preemptive rights as defined in subsections 1 and 3 of Section 623. In addition, notwithstanding subsection 5(C) of Section 623, such preemptive rights shall be applicable to any proposed issuance to directors, officers, or employees of any class or series of voting stock, or any option or share right relating to any class or series of voting stock. Subsection 6 of Section 623 shall be inapplicable to the Corporation.

                                       A-1
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                                           Filing Fee $20.00

             DOMESTIC                      File No. 19952286 D Pages 2
       BUSINESS CORPORATION                Fee Paid $ 20.00
                                           DCN 1980161400024 CLRO
          STATE OF MAINE                   --------FILED---------
                                              01/16/1998
CHANGE OF CLERK ONLY OR CHANGE
OF CLERK AND REGISTERED OFFICE                /s/ Nancy B.Kelleher
                                           --------------------------
Data Destruction Services, Inc.             Deputy Secretary of State
---------------------------------
      (Name of Corporation)              A TRUE COPY WHEN ATTESTED BY SIGNATURE

                                              ---------------------------
                                               Deputy Secretary of State

Pursuant to 13-A MRSA Section 304, the undersigned corporation executes and delivers for filing the following change(s):

FIRST: The name and registered office of the clerk appearing on the record in the Secretary of State's office:

             David L. Galgay, Jr.
          ----------------------------------------------------------------------
                                        (name)

             1 Portland Square, P.O. Box 586, Portland, Maine 04112-0586
          ----------------------------------------------------------------------
                          (street, city, state and zip code)

SECOND: The name and registered office of the successor (new) clerk, who must be a Maine resident:

            Bradley W. Hughes
          ----------------------------------------------------------------------
                                     (name)

            110 Main Street, Suite 1308, Saco, Maine, 04072
          ----------------------------------------------------------------------
           (physical location - street (not P.O. Box), city, state and zip code)

          ----------------------------------------------------------------------
                       (mailing address if different from above)

THIRD:    Upon a change in clerk this must be completed:

               / / Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

               /X/  Such change was authorized by the shareholders.

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DATED January 5th, 1998                   *By /s/ Bradley W. Hughes
                                              ----------------------------------
                                                      (signature)

   MUST BE COMPLETED FOR VOTE                Bradley W. Hughes, Clerk
       OF SHAREHOLDERS                       -----------------------------------
                                              (type or print name and capacity)
I certify that I have custody of
 the minutes showing the above            *By
  action by the shareholders.                 ----------------------------------
                                                       (signature)
     /s/ Bradley W. Hughes
--------------------------------              ----------------------------------
 (signature of clerk, secretary                (type or print name and capacity)
      or asst. secretary)


THE FOLLOWING SHALL BE COMPLETED BY THE CLERK UNLESS THIS DOCUMENT IS ACCOMPANIED BY FORM MBCA-18A (Section 304.2-A.).

The undersigned hereby accepts the appointment as clerk for the above named domestic business corporation.

CLERK                                     DATED January 5th 1998

    /s/ Bradley W. Hughes                 Bradley W. Hughes
---------------------------------------   --------------------------------------
         (signature)                           (type or print name)

*This document MUST be signed by (1) the NEW CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                             101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                          TEL. (207) 287-4195

FORM NO. MBCA-3 Rev. 9/97

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                                         FILING FEE $20.00
            DOMESTIC
      BUSINESS CORPORATION               File No. 19952286 D Pages 2
                                         Fee Paid $ 20
                                         DCN 2011561500025 CLRO
         STATE OF MAINE                  --------FILED----------
                                              05/22/2001
CHANGE OF CLERK ONLY OR CHANGE
OF CLERK AND REGISTERED OFFICE                  /s/ [ILLEGIBLE]
                                           --------------------------
Data Destruction Services, Inc.             Deputy Secretary of State
---------------------------------
      (Name of Corporation)              A TRUE COPY WHEN ATTESTED BY SIGNATURE

                                              ---------------------------
                                               Deputy Secretary of State

Pursuant to 13-A MRSA Section 304, the undersigned corporation executes and delivers for filing the following change(s):

FIRST: The name and registered office of the clerk appearing on the record in the Secretary of State's office:

          Bradley W. Hughes c/o KTI, Inc.
          ----------------------------------------------------------------------
                                        (name)

          110 Main Street, Suite 1308, Saco, Maine 04072
          ----------------------------------------------------------------------
                          (street, city, state and zip code)

SECOND: The name and registered office of the successor (new) clerk, who must be a Maine resident:

                                   Peter B. Webster
          ----------------------------------------------------------------------
                                        (name)

                       One Portland Square, Portland, Maine 04101
          ----------------------------------------------------------------------
          (physical location - street (not P.O. Box), city, state and zip code)

          ----------------------------------------------------------------------
                      (mailing address if different from above)

THIRD:    Upon a change in clerk this must be completed:

               /X/ Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

               / /  Such change was authorized by the shareholders.

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DATED May 15, 2001                  *By /s/ Jerry S. Cifor
                                       -----------------------------------------
                                                     (signature)

   MUST BE COMPLETED FOR VOTE          Jerry S. Cifor, Vice President, Treasurer
       OF SHAREHOLDERS                 -----------------------------------------
                                           (type or print name and capacity)
I certify that I have custody of
 the minutes showing the above      *By /s/ John W. Casella
  action by the shareholders.          -----------------------------------------
                                                     (signature)

--------------------------------       John W. Casella, Secretary
 (signature of clerk, secretary        -----------------------------------------
      or asst. secretary)                  (type or print name and capacity)


THE FOLLOWING SHALL BE COMPLETED BY THE CLERK UNLESS THIS DOCUMENT IS ACCOMPANIED BY FORM MBCA-18A (Section 304.2-A.).

The undersigned hereby accepts the appointment as clerk for the above named domestic business corporation.

CLERK                                     DATED May 21, 2001

    /s/ Peter B. Webster                  Peter B. Webster
---------------------------------------   --------------------------------------
         (signature)                           (type or print name)

*This document MUST be signed by (1) the NEW CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                            101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                       TEL. (207) 287-4195

FORM NO. MBCA-3 Rev. 9/97